UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

Pitney Bowes Inc.
(Name of Registrant as Specified In Its Charter)

Hestia Capital Partners LP Helios I, LP Hestia Capital Partners GP, LLC Hestia Capital Management, LLC Kurtis J. Wolf Milena Alberti-Perez Todd A. Everett Katie A. May Lance E. Rosenzweig
(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Hestia Capital Partners, LP (“Hestia Capital”), together with the other participants named herein (collectively, “Hestia”), has filed a definitive proxy statement and accompanying WHITE universal proxy card with the Securities and Exchange Commission to be used to solicit votes for the election of its slate of highly-qualified director nominees at the 2023 annual meeting of stockholders (the “Annual Meeting”) of Pitney Bowes Inc., a Delaware corporation (the “Company”).

Item 1: On March 16, 2023, Hestia issued the below press release as well as an open letter to stockholders of the Company. A copy of the letter is attached hereto Exhibit 1 and is incorporated herein by reference.

Hestia Capital Files Definitive Proxy Statement and Sends Letter to Pitney Bowes Stockholders

PITTSBURGH—(BUSINESS WIRE)—Hestia Capital Management, LLC (collectively with its affiliates, “Hestia” or “we”), which is the third largest stockholder of Pitney Bowes, Inc. (NYSE: PBI) (“Pitney Bowes” or the “Company”) and has a beneficial ownership position of 8.4% of the Company’s outstanding common stock, today announced that it has filed a definitive proxy statement with the U.S. Securities and Exchange Commission in connection with Pitney Bowes’ 2023 Annual Meeting of Stockholders scheduled for May 9, 2023. In addition, Hestia sent a letter to the Company’s stockholders, which can be downloaded and viewed at the link above.

Learn how to vote for Hestia’s five director candidates on the WHITE proxy card or WHITE voting instruction form by visiting www.TransformPitneyBowes.com, where stockholders can download a copy of our letter, review a copy of Hestia’s definitive proxy statement and sign up for future updates on Hestia’s campaign for boardroom change.

About Hestia Capital

Hestia Capital is a long-term focused, deep value investment firm that typically makes investments in a narrow selection of companies facing company-specific, and/or industry, disruptions. Hestia seeks to leverage its General Partner's expertise in competitive strategy, operations and capital markets to identify attractive situations within this universe of disrupted companies. These companies are often misunderstood by the general investing community or suffer from mismanagement, which we reasonably expect to be corrected, and provide the 'price dislocations' which allows Hestia to identify, and invest in, highly attractive risk/reward investment opportunities.

Contacts

Saratoga Proxy Consulting LLC

John Ferguson / Joe Mills, 212-257-1311

info@saratogaproxy.com

Item 2: On March 16, 2023, Hestia launched a website to communicate with stockholders of the Company regarding the Annual Meeting. The website address is www.TransformPitneyBowes.com. The following materials, including the letter to stockholders attached as Exhibit 1 hereto, were posted by Hestia to www.TransformPitneyBowes.com:

transform pitney bowes

DISCLAIMER

The views expressed on this website represent the opinions of Hestia Capital Partners, LP and the other participants in its solicitation (collectively, the "Participants"), which beneficially own shares of Pitney Bowes Inc. (the "Company"), and are based on publicly available information with respect to the Company. The Participants recognize that there may be confidential information in the possession of the Company that could lead it or others to disagree with the Participants' conclusions. The Participants reserve the right to change any of the opinions expressed herein at any time as they deem appropriate and disclaim any obligation to notify the market or any other party of any such changes. The Participants disclaim any obligation to update the information or opinions contained on this website.

Certain financial projections and statements made herein have been derived or obtained from filings made with the Securities and Exchange Commission ("SEC") or other regulatory authorities and from other third party reports. Neither the Participants nor any of their affiliates shall be responsible or have any liability for any misinformation contained in any third party SEC or other regulatory filing or third party report. There is no assurance or guarantee with respect to the prices at which any securities of the Company will trade, and such securities may not trade at prices that may be implied herein. The estimates, projections and potential impact of the opportunities identified by the Participants herein are based on assumptions that the Participants believe to be reasonable as of the date of the materials on this website, but there can be no assurance or guarantee that actual results or performance of the Company will not differ, and such differences may be material.

The materials on this website are provided merely as information and are not intended to be, nor should they be construed as, an offer to sell or a solicitation of an offer to buy any security. These materials do not recommend the purchase or sale of any security. The Participants currently beneficially own shares of the Company. It is possible that there will be developments in the future that cause the Participants from time to time to sell all or a portion of their holdings of the Company in open market transactions or otherwise (including via short sales), buy additional shares (in open market or privately negotiated transactions or otherwise), or trade in options, puts, calls or other derivative instruments relating to such shares.

Although the Participants believe the statements made in this website are substantially accurate in all material respects and does not omit to state material facts necessary to make those statements not misleading, the Participants make no representation or warranty, express or implied, as to the accuracy or completeness of those statements or any other written or oral communication it makes with respect to the Company and any other companies mentioned, and the Participants expressly disclaim any liability relating to those statements or communications (or any inaccuracies or omissions therein). Thus, stockholders and others should conduct their own independent investigation and analysis of those statements and communications and of the Company and any other companies to which those statements or communications may be relevant.

This website may contain links to articles and/or videos (collectively, "Media"). The views and opinions expressed in such Media are those of the author(s)/speaker(s) referenced or quoted in such Media and, unless specifically noted otherwise, do not necessarily represent the opinion of the Participants.

This website may not be deemed to constitute solicitation material and is intended solely to inform stockholders so that they may make an informed decision regarding the proxy solicitation, as explained in greater detail below.

Cautionary Statement Regarding Forward-Looking Statements

The materials on this website contain forward-looking statements. All statements contained herein that are not clearly historical in nature or that necessarily depend on future events are forward-looking, and the words "anticipate," "believe," "expect," "potential," "opportunity," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. The projected results and statements contained herein that are not historical facts are based on current expectations, speak only as of the date of these materials and involve risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such projected results and statements. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the Participants. Although the Participants believe that the assumptions underlying the projected results or forward-looking statements are reasonable as of the date of these materials, any of the assumptions could be inaccurate and therefore, there can be no assurance that the projected results or forward-looking statements included herein will prove to be accurate. In light of the significant uncertainties inherent in the projected results and forward-looking statements included herein, the inclusion of such information should not be regarded as a representation as to future results or that the objectives and strategic initiatives expressed or implied by such projected results and forward-looking statements will be achieved. The Participants will not undertake and specifically declines any obligation to disclose the results of any revisions that may be made to any projected results or forward-looking statements herein to reflect events or circumstances after the date of such projected results or statements or to reflect the occurrence of anticipated or unanticipated events.

This website may employ cookies. The publicly accessible areas of this website do not automatically gather any personal information, and such information will not be collected unless information such as your name, phone number or e-mail address is provided voluntarily. However, we reserve the right to gather non-personal information and perform statistical analysis of user behavior and patterns of this website.

Additional Information

Hestia Capital Partners, LP ("Hestia Capital"), together with the other Participants, has filed a definitive proxy statement and accompanying WHITE universal proxy card with the Securities and Exchange Commission ("SEC") to be used to solicit proxies in connection with the 2023 annual meeting of stockholders of the Company. Hestia Capital strongly advises all stockholders of the Company to read the proxy statement and any other documents related to the solicitation of stockholders of the Company in connection with the Annual Meeting because they contain important information, including information relating to the Participants. These materials and other materials filed by Hestia Capital with the SEC in connection with the solicitation of proxies are available at no charge on the SEC's website at http://www.sec.gov. The definitive proxy statement and other relevant documents filed by Hestia Capital with the SEC are also available, without charge, by directing a request to Hestia Capital's proxy solicitor, Saratoga Proxy Consulting, at its toll-free number (888) 368-0379 or via email at info@saratogaproxy.com.

Item 3: On March 16, 2023, Hestia posted the following materials to www.hestiacapital.com:

HESTIA

THE FIRM PHILOSOPHY NEWS & INSIGHTS CONTACT

Disclaimer

The views expressed on this website represent the opinions of Hestia Capital Partners, LP and the other participants in its solicitation (collectively, the "Participants"), which beneficially own shares of Pitney Bowes Inc. (the "Company"), and are based on publicly available information with respect to the Company. The Participants recognize that there may be confidential information in the possession of the Company that could lead it or others to disagree with the Participants' conclusions. The Participants reserve the right to change any of the opinions expressed herein at any time as they deem appropriate and disclaim any obligation to notify the market or any other party of any such changes. The Participants disclaim any obligation to update the information or opinions contained on this website.

Certain financial projections and statements made herein have been derived or obtained from filings made with the Securities and Exchange Commission ("SEC") or other regulatory authorities and from other third party reports. Neither the Participants nor any of their affiliates shall be responsible or have any liability for any misinformation contained in any third party SEC or other regulatory filing or third party report. There is no assurance or guarantee with respect to the prices at which any securities of the Company will trade, and such securities may not trade at prices that may be implied herein. The estimates, projections and potential impact of the opportunities identified by the Participants herein are based on assumptions that the Participants believe to be reasonable as of the date of the materials on this website, but there can be no assurance or guarantee that actual results or performance of the Company will not differ, and such differences may be material.

The materials on this website are provided merely as information and are not intended to be, nor should they be construed as, an offer to sell or a solicitation of an offer to buy any security. These materials do not recommend the purchase or sale of any security. The Participants currently beneficially own shares of the Company. It is possible that there will be developments in the future that cause the Participants from time to time to sell all or a portion of their holdings of the Company in open market transactions or otherwise (including via short sales), buy additional shares (in open market or privately negotiated transactions or otherwise), or trade in options, puts, calls or other derivative instruments relating to such shares.

Although the Participants believe the statements made in this website are substantially accurate in all material respects and does not omit to state material facts necessary to make those statements not misleading, the Participants make no representation or warranty, express or implied, as to the accuracy or completeness of those statements or any other written or oral communication it makes with respect to the Company and any other companies mentioned, and the Participants expressly disclaim any liability relating to those statements or communications (or any inaccuracies or omissions therein). Thus, stockholders and others should conduct their own independent investigation and analysis of those statements and communications and of the Company and any other companies to which those statements or communications may be relevant.

This website may contain links to articles and/or videos (collectively, "Media"). The views and opinions expressed in such Media are those of the author(s)/speaker(s) referenced or quoted in such Media and, unless specifically noted otherwise, do not necessarily represent the opinion of the Participants.

This website may not be deemed to constitute solicitation material and is intended solely to inform stockholders so that they may make an informed decision regarding the proxy solicitation, as explained in greater detail below.

Cautionary Statement Regarding Forward-Looking Statements

The materials on this website contain forward-looking statements. All statements contained herein that are not clearly historical in nature or that necessarily depend on future events are forward-looking, and the words "anticipate," "believe," "expect," "potential," "opportunity," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. The projected results and statements contained herein that are not historical facts are based on current expectations, speak only as of the date of these materials and involve risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such projected results and statements. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the Participants. Although the Participants believe that the assumptions underlying the projected results or forward-looking statements are reasonable as of the date of these materials, any of the assumptions could be inaccurate and therefore, there can be no assurance that the projected results or forward-looking statements included herein will prove to be accurate. In light of the significant uncertainties inherent in the projected results and forward-looking statements included herein, the inclusion of such information should not be regarded as a representation as to future results or that the objectives and strategic initiatives expressed or implied by such projected results and forward-looking statements will be achieved. The Participants will not undertake and specifically declines any obligation to disclose the results of any revisions that may be made to any projected results or forward-looking statements herein to reflect events or circumstances after the date of such projected results or statements or to reflect the occurrence of anticipated or unanticipated events.

This website may employ cookies. The publicly accessible areas of this website do not automatically gather any personal information, and such information will not be collected unless information such as your name, phone number or e-mail address is provided voluntarily. However, we reserve the right to gather non-personal information and perform statistical analysis of user behavior and patterns of this website.

Additional Information

Hestia Capital Partners, LP ("Hestia Capital"), together with the other Participants, has filed a definitive proxy statement and accompanying WHITE universal proxy card with the Securities and Exchange Commission ("SEC") to be used to solicit proxies in connection with the 2023 annual meeting of stockholders of the Company. Hestia Capital strongly advises all stockholders of the Company to read the proxy statement and any other documents related to the solicitation of stockholders of the Company in connection with the Annual Meeting because they contain important information, including information relating to the Participants. These materials and other materials filed by Hestia Capital with the SEC in connection with the solicitation of proxies are available at no charge on the SEC's website at http://www.sec.gov. The definitive proxy statement and other relevant documents filed by Hestia Capital with the SEC are also available, without charge, by directing a request to Hestia Capital's proxy solicitor, Saratoga Proxy Consulting, at its toll-free number (888) 368-0379 or via email at info@saratogaproxy.com.

HESTIA

Office

Hestia Capital Management
175 Brickyard Road, Suite 200
Adams Township, PA 16046
info@hestiacapital.com
(878) 217-4800

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